UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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The Cushing MLP Total Return Fund

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THE CUSHING® MLP TOTAL RETURN FUND (NYSE: SRV)

8117 Preston Road, Suite 440

Dallas, Texas 75225

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 24, 2012

Notice is hereby given to the shareholders of The Cushing® MLP Total Return Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at 8117 Preston Road, Suite 440, Dallas, Texas 75225 on May 24, 2012 at 9:00 A.M. (Central time). The Annual Meeting is being held for the following purposes:

1. To re-elect the Class II Trustees named in the accompanying proxy statement to hold office until the 2015 Annual Meeting or until their respective successors are elected and duly qualified (the “Election of the Trustees”); and

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF TRUSTEE NOMINEES OF THE BOARD LISTED IN THE ACCOMPANYING PROXY STATEMENT

The Board has fixed the close of business on April 26, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board

/s/ Barry Y. Greenberg
Barry Y. Greenberg,
Secretary of the Fund

Dallas, Texas

April 27, 2012

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF THE FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF THE FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

THE CUSHING® MLP TOTAL RETURN FUND (NYSE: SRV)

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2012

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of The Cushing® MLP Total Return Fund (the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on May 24, 2012, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at 8117 Preston Road, Suite 440, Dallas, Texas 75225 on May 24, 2012 at 9:00 A.M. (Central time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-800-662-7232.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number 1-800-662-7232.

•	Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What matters will be voted on?

Shareholders of the Fund are being asked to re-elect two Class II Trustees to the Board, Edward N. McMillan and Jerry V. Swank are the nominees, to hold office until the 2015 Annual Meeting or until their respective successors are elected and duly qualified (the “Election of the Trustees”).

•	Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on May 24, 2012, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting. The Notice of Annual Meeting, the proxy and this Proxy Statement are first being mailed to the Fund’s shareholders on or about May 1, 2012.

•	How many votes are required to approve the Election of the Trustees?

The affirmative vote of a plurality of the shares present in person or by proxy for the Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustees.

•	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” the Election of the Trustees.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund, its investment strategies and operations and the investment adviser of the Funds. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on April 26, 2012, are entitled to be present and to vote on the Election of the Trustees at the Annual Meeting or any adjournment, postponement or delay thereof. Each share is entitled to one vote on the Election of the Trustees. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	Who will bear the costs of proxy solicitation?

The costs of soliciting proxies will be borne by the Fund.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s/proxies’ discretion unless you specify otherwise in your proxy/proxies.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms that hold the Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the Election of the Trustees. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Election of Trustees is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

•	How many shares of the Fund were outstanding as of the record date?

At the close of business on April 26, 2012, the Fund had 33,160,069 common shares outstanding and no preferred shares outstanding.

Proposal #1: Election of the Trustees

Nominees for Class II Trustees

Messrs. Edward N. McMillan and Jerry V. Swank are the nominees for Class II Trustees. The Trustees of the Fund are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

CLASS I TRUSTEES

•	Mr. Brian R. Bruce is the only Trustee in Class I of Trustees of the Fund. It is currently anticipated that he will stand for re-election at the Fund’s 2014 annual meeting of shareholders.

CLASS II TRUSTEES

•	Messrs. Edward N. McMillan and Jerry V. Swank are in Class II of Trustees of the Fund. They are currently standing for re-election at the Annual Meeting.

CLASS III TRUSTEES

•	Mr. Ronald P. Trout is the only Trustee in Class III of Trustees of the Fund. It is currently anticipated that he will stand for re-election at the Fund’s 2013 annual meeting of shareholders.

As indicated above, shareholders of the Fund are being asked to re-elect Messrs. McMillan and Swank as Class II Trustees of the Fund at the Annual Meeting. The holders of the Fund’s common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the re-election of Messrs. McMillan and Swank as Class II Trustees of the Fund.

Each Class II Trustee, if re-elected, will hold office until the 2015 annual meeting of shareholders or until his respective successor shall have been elected and qualified. The other Trustees of the Fund are expected to continue to serve at least until their current terms expire as indicated above. Messrs. McMillan and Swank are currently the only Class II Trustees of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the re-election of Messrs. McMillan and Swank as Class II Trustees. Messrs. McMillan and Swank have agreed to continue to serve as Trustees of the Fund if re-elected at the Annual Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for re-election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as the Fund’s Nominating, Corporate Governance and Compensation Committee may select.

Certain information concerning the current Trustees, the Trustee nominees and the officers of the Fund is set forth in the table below. The “interested” Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund’s investment adviser, Cushing MLP Asset Management, LP (the “Adviser”), or (iii) a principal underwriter of the Fund and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”). All Trustees have served as Trustees of the Fund since August 16, 2007. As of the date of this Proxy Statement, the Fund is one of three registered funds in the fund complex.

Trustees and Trustee Nominees

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees

Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s ENCAP Investment & LCM Group Alternative Asset Management Center (2006 to 2011). Previously, Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	3	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series) (2007-present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2007	Retired. Private investor with over 35 years of experience in asset management, investment banking and general business matters.	3	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2007	Retired. Previously, a founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	3	Dorchester Minerals LP (2008-present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).

Name, Year of Birth and Address (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years

Interested Trustee

Jerry V. Swank (1951)*	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser, portfolio manager of the Fund (2007 to present) and founder of Swank Capital, LLC (2000-present).	3	E-T Energy Ltd. (2008 to present) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)	The business address of each current Trustee is c/o Cushing MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.
(2)

Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce, Class I Trustee, is expected to stand for re-election in 2014; Messrs. McMillan and Swank, Class II Trustees, are currently standing for re-election; and Mr. Trout, Class III Trustee, is expected to stand for re-election in 2013.

(3)

The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this Proxy Statement, there were three funds (including the Fund) in the Fund Complex.

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Trustee Qualifications

The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Audit Committee of funds in the Fund Complex and certain other registered investment companies, as a professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Edward N. McMillan. Mr. McMillan has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as lead independent Trustee of funds in the Fund Complex, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

Ronald P. Trout. Mr. Trout has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of funds in the Fund Complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank. Mr. Swank has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee and chairman of the Board of Trustees of funds in the Fund Complex, managing partner of the Adviser and founder of Swank Capital, LLC and his extensive professional experience with investment firms and an oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.

Board’s Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Fund and one of whom is classified as an interested person of the Fund. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of Fund management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the role of the Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Board’s Role in Risk Oversight

The Fund has retained the Adviser to provide investment advisory services and certain administrative services. The Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Adviser serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer, Chief Compliance Officer, Secretary, Chief Financial Officer and Executive Vice President. The Board oversees the performance of these functions by the Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Adviser reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and will review the CCO’s reports. Further, the Board will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Officers of the Fund

Name, Year of Birth and Address (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years
Officers
John H. Alban (1963)	Treasurer (Chief Financial Officer)	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010—Present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007—2009); COO of Spinnerhawk Capital Management, L.P. (2005—2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer of the Adviser (2010—Present). Previously, Partner at Akin Gump Strauss Hauer & Feld LLP (2005—2010); Vice President, Legal, Compliance and Administration, American Beacon Advisors (1995—2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988—1995).

Name, Year of Birth and Address (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years
Daniel L. Spears (1972)	Executive Vice President	Officer since 2010	Partner and Portfolio manager of the Adviser (2006—Present). Previously, investment banker at Banc of America Securities, LLC (1998—2006).

Judd B. Cryer (1973)	Vice President	Officer since 2011	Senior Vice President and Research Analyst of the Investment Adviser (2005—present). Previously, a consulting engineer at Utility Engineering Corp. (1999—2003) and a project manager with Koch John Zink Company (1996—1998).

(1)	The business address of each officer is c/o Cushing MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.
(2)	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Board Committees

The Trustees have determined that it is desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Currently, the Fund has two committees of the Board, namely, the Audit Committee and the Nominating, Corporate Governance and Compensation Committee.

Audit Committee

The Fund’s Audit Committee, composed of all of the Independent Trustees, is charged with selecting a firm of independent registered public accountants for the Fund and reviewing accounting matters with the accountants.

The members of the Audit Committee of the Fund are Messrs. Bruce (Chairman), McMillan and Trout, all of whom are Independent Trustees. The Board has determined that Mr. Bruce is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

The Audit Committee of the Fund is governed by a written charter. The Board approved its charter on August 16, 2007, and amended it on August 3, 2010. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Audit Committee charter is available on the Fund’s website at www.cushingcef.com.

The Audit Committee’s Pre-Approval Policies and Procedures

On August 16, 2007, the Audit Committee adopted pre-approval policies and procedures. Since the adoption of such policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to the Fund by its independent registered public accounting firm. The Audit Committee has delegated to the Chairman of the Audit Committee, either acting alone or acting together with any other member of the Audit Committee, the authority to pre-approve any audit or permissible non-audit services, provided, however, that the Chairman of the Audit Committee remains responsible for reporting any pre-approvals granted to the full Audit Committee at its next scheduled meeting.

Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the Chairman.

During the fiscal year ended November 30, 2011, all non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser, were pre-approved by the Fund’s Audit Committee. For more information about the Fund’s independent registered public accounting firm, see “Additional Information — Independent Auditors.”

Nominating, Corporate Governance and Compensation Committee

The purposes of the Nominating, Corporate Governance and Compensation Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the CCO of the Fund and the Independent Trustees. The Nominating, Corporate Governance and Compensation Committee is composed of all of the Independent Trustees: Messrs. Trout (Chairman), Bruce and McMillan. The Fund’s Independent Trustees meet regularly as a group in executive session.

As part of its duties, the Nominating, Corporate Governance and Compensation Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating, Corporate Governance and Compensation Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating, Corporate Governance and Compensation Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating, Corporate Governance and Compensation Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating, Corporate Governance and Compensation Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund and the person’s consent to be named as a Trustee if selected by the Nominating, Corporate Governance and Compensation Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Cushing MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders. The Nominating, Corporate Governance and Compensation Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating, Corporate Governance and Compensation Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Trustees and Trustee Nominees.”

The Nominating, Corporate Governance and Compensation Committee Charter of the Fund was approved by the Board on August 16, 2007 and was revised by the Board on August 3, 2010. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Nominating, Corporate Governance and Compensation Committee charter is available on the Fund’s website at www.cushingcef.com.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund c/o Cushing MLP Asset Management, LP at 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Trustee Beneficial Ownership of Securities

As of December 31, 2011, the Trustees owned common shares of the Fund in the following amounts:

Name of Trustee or Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies(*)
Independent Trustees
Brian R. Bruce	$10,001-$50,000	$10,001-$50,000
Edward N. McMillan	$50,001-$100,000	$50,001-$100,000
Ronald P. Trout	$10,001-$50,000	$10,001-$50,000
Interested Trustee
Jerry V. Swank	Over $100,000	Over $100,000

*	As of December 31, 2011, the family of investment companies consisted of two funds, including the Fund.

As of December 31, 2011, each Trustee, each officer, and the Trustees and officers of the Fund as a group owned outstanding shares of the Fund as follows:

Title of Class	Name of Beneficial Owner	Amount of Shares and Nature of Beneficial Ownership		Percent of Class
INDEPENDENT TRUSTEES
common shares	Brian R. Bruce	5,700		*
common shares	Edward N. McMillan	7,500		*
common shares	Ronald P. Trout	3,000	(1)	*
INTERESTED TRUSTEE
common shares	Jerry V. Swank	56,673		*
OFFICERS
common shares	John Alban	None.		*
common shares	Judd Cryer	None.		*
common shares	Barry Greenberg	None.		*
common shares	Daniel L. Spears	4,200	(2)	*
ALL TRUSTEES AND OFFICERS
common shares	All Trustees and Officers as a group	77,073		*

*	Represents less than 1% of the outstanding common shares.
(1)	Includes 2,000 shares held as trustee for a family trust.
(2)	Includes 700 shares held by family members or in a family trust.

Board Meetings

It is the Fund’s policy to encourage Trustees to attend annual shareholder meetings. Four regular meetings and four special meetings of the Board were held during the fiscal year ended November 30, 2011.

Two meetings of the Audit Committee and two meetings of the Nominating, Corporate Governance and Compensation Committee were held during the fiscal year ended November 30, 2011.

During the fiscal year ended November 30, 2011, each Trustee of the Fund attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

Trustee Compensation

The following table provides information regarding the compensation of the Trustees for the fiscal year ended November 30, 2011:

Name of Board Member	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex(1)
Brian R. Bruce	$35,500	None	None	$70,500
Edward N. McMillan	$35,500	None	None	$70,500
Ronald P. Trout	$35,500	None	None	$70,500
Jerry V. Swank	None	None	None	None

(i)

The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this proxy statement, there were three funds (including the Fund) in the Fund Complex.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TRUSTEES.

Required Vote

The affirmative vote of a plurality of the shares present in person or by proxy at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustees.

Additional Information

Further Information About Voting and the Annual Meeting

The cost of soliciting proxies will be borne by the Fund. In addition, the Fund’s officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by mail.

For purposes of Proposal #1, abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Election of the Trustees. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of a quorum, but will not be considered entitled to vote with respect to the Election of the Trustees. Broker non-votes, therefore, will not count as “For” or “Against” the Election of the Trustees.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on April 26, 2012 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Discretionary Voting

Broker-dealer firms that hold the Fund’s common shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the Election of the Trustees. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Election of Trustees is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

Proxy Solicitation

The Fund has retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $2,200 plus any additional service costs and reimbursements of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures.

Investment Adviser

Cushing MLP Asset Management, LP, acts as the Fund’s investment adviser. The Adviser is responsible for making investment decisions with respect to the investment of the Fund’s assets. The Adviser is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Administrator

U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator.

Independent Auditors

Ernst & Young LLP (“Ernst & Young”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the fiscal year ended November 30, 2011. Representatives of Ernst & Young LLP are not expected to attend the Annual Meeting. The Fund does not know of any direct or indirect financial interest of Ernst & Young LLP in the Fund.

The Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Fund and its shareholders. On November 18, 2011, the Audit Committee replaced Deloitte & Touche LLP, the Fund’s prior independent registered public accounting firm (the “Prior Auditor”), with Ernst & Young to audit the Fund’s financial statements for the fiscal year ending November 30, 2011. The decision to replace the Prior Auditor was approved by the Audit Committee and the full Board of Trustees. The reports of the Prior Auditor on the financial statements of the Fund as of November 30, 2009 and November 30, 2010, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended November 30, 2009 and November 30, 2010 and the subsequent interim period preceding the replacement of the Prior Auditor, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused the Fund to make reference to the subject matter in connection with its report on the Fund’s financial statements for such years. During the two fiscal years ended November 30, 2009 and November 30, 2010 and the subsequent interim period preceding the replacement of the Prior Auditor, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Fund provided the Prior Auditor with a copy of the disclosures in this Proxy Statement prior to the time it was filed with the SEC. In the event the Prior Auditor believed the disclosures were incorrect or incomplete, the Prior Auditor was permitted to express its views in a brief statement to be included in this Proxy Statement. The Prior Auditor did not submit such a statement as it did not believe that the disclosures were incorrect or incomplete.

During the Fund’s two most recent fiscal years and in the subsequent interim period through November 18, 2011, neither the Adviser nor anyone on behalf of the Fund consulted with the Prior Auditor in any manner regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Audit Fees

The aggregate fees billed to the Fund by Ernst & Young and the Prior Auditor for professional services rendered for the audit of the Fund’s annual financial statements for the fiscal year ended November 30, 2011 were $67,000 and $2,500, respectively. The aggregate fees billed to the Fund by the Prior Auditor for professional services rendered for the audit of the Fund’s annual financial statements for the fiscal year ended November 30, 2010 were $73,135. All of the audit services for the fiscal years ended November 30, 2011 and 2010 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

There were no fees billed by Ernst & Young for the fiscal year ended November 30, 2011 and no fees billed by the Prior Auditor for the fiscal year ended November 30, 2010 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements.

Tax Fees

The aggregate fees billed by Ernst & Young for the fiscal year ended November 30, 2011 for professional services rendered for tax compliance, tax advice, and tax planning were $18,000 (such fees relate to tax services provided by Ernst & Young in connection with the Fund’s tax compliance). The aggregate fees billed by the Prior Auditor for the fiscal year ended November 30, 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $61,868 (such fees relate to tax services provided by an affiliate of the Prior Auditor in connection with the Fund’s tax compliance).

All of the tax services for the fiscal years ended November 30, 2011 and 2010 were approved by the Audit Committee in accordance with its pre-approval policies and procedures. Neither Ernst & Young nor the Prior Auditor performed any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Audit Committee for such fiscal periods.

All Other Fees

There were no fees billed by Ernst & Young for the fiscal year ended November 30, 2011 for services rendered to the Fund other than audit, audit-related and tax services. The aggregate fees billed by the Prior Auditor for the fiscal year ended November 30, 2010 for all services rendered to the Fund other than audit, audit-related and tax services were $23,200; such fees relate to services the Prior Auditor provided to the Fund in the preparation of registration statements filed with the SEC.

Aggregate Non-Audit Fees

There were no non-audit fees billed by Ernst & Young for the fiscal year ended November 30, 2011 for services rendered to the Fund, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund.

The aggregate non-audit fees billed by the Prior Auditor for the fiscal year ended November 30, 2010 for services rendered to the Fund, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund were $60,893 (all of which fees were those of the Fund).

Principal Shareholders

As of April 26, 2012, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of the one class of securities of the Fund.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on May 24, 2012

This Proxy Statement, the Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at www.edocumentview.com/srv or copies may be requested via telephone at (800) 662-7232. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its fiscal year ended in 2011, all filings applicable to such persons were completed and timely filed.

Privacy Principles of the Fund

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security Number, share balances, and dividend elections. The Fund does not collect or maintain personal information about shareholders whose share balances are held in “street name” by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Shareholders in 2013 is December 17, 2012. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than December 29, 2012 and no later than January 28, 2013. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting in accordance with the Fund’s advance notice By-Law. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and the Fund’s advance notice By-Law, respectively, must be complied with before consideration of the proposal is required.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

In the event a quorum is present at the Annual Meeting but sufficient votes to approve the Election of the Trustees are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

/s/Barry Y. Greenberg
BARRY Y. GREENBERG
Secretary of the Fund

April 27, 2012

APPENDIX A

REPORT OF THE AUDIT COMMITTEE OF

THE CUSHING® MLP TOTAL RETURN FUND

The Audit Committee (the “Committee”) of The Cushing® MLP Total Return Fund (the “Fund”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated November 30, 2011 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the November 30, 2011 audited financial statements with management and with Ernst & Young LLP (“Ernst & Young”), the Fund’s independent registered public accounting firm. The Committee has also discussed with Ernst & Young the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication with those Charged with Governance. The Committee reviewed with Ernst & Young, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from Ernst & Young required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Ernst & Young to the Fund is compatible with maintaining Ernst & Young’s independence, and has discussed with Ernst & Young the independence of the independent registered public accounting firm.

The Committee discussed with Ernst & Young the overall scope and plans for the audit. The Committee discussed with Ernst & Young the results of its examinations, its evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the Fund for the fiscal year ended November 30, 2011 and to be filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

January 26, 2012

Brian R. Bruce, Audit Committee Chair

Edward N. McMillan, Audit Committee Member

Ronald P. Trout, Audit Committee Member

A-1

Proxy – THE CUSHING® MLP TOTAL RETURN FUND

THE CUSHING® MLP TOTAL RETURN FUND (NYSE: SRV) 8117 Preston Road, Suite 440

Dallas, Texas 75225

The undersigned hereby appoints Daniel L. Spears, John H. Alban, Barry Y. Greenberg and Jerry V. Swank as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of The Cushing® MLP Total Return Fund (the “Fund”) held of record on April 26, 2012 by the undersigned at the Annual Meeting of Shareholders to be held on May 24, 2012 and all adjournments, postponements or delays thereof.

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on May 24, 2012, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

Shares represented by this proxy will be voted as directed.

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE TRUSTEES AND IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting.

THE CUSHING® MLP TOTAL RETURN FUND

C123456789

000004 000000000.000000 ext 000000000.000000 ext

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ?

Annual Meeting Proxy Card

? PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ?

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TRUSTEES.

1. Election of the Trustee: For Withhold +

01 – Edward N. McMillan

?

?

02 – Jerry V. Swank

?

?

2. In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

/ /

? C 1234567890 J N T 1 U P X 0 1 7 0 1 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

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